Exhibit 10.10.3

SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT is made as of the 22nd day of December, 2000, and is by and among COMMUNITY FIRST BANKSHARES, INC. (the “Borrower”), HARRIS TRUST AND SAVINGS BANK (“Harris”) and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (“Wells Fargo”) formerly known as Norwest Bank Minnesota, National Association; (Harris and Wells Fargo are each referred to herein as a “Bank” and collectively as “Banks”), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as agent for the Banks (in such capacity, the “Agent”).

REFERENCE IS HEREBY MADE to that certain Amended and Restated Credit Agreement dated as of April 30, 1999, as amended by a First Amendment dated as of April 21, 2000 (the “Credit Agreement”) made by and among the Borrower, the Banks and the Agent.  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

WHEREAS, the Borrower and the Banks have agreed (i) to delete the $75,000,000 Second Credit Line from the Credit Agreement, (ii) to remove Harris as a party to the Credit Agreement, and (iii) to provide that Wells Fargo will fund the full amount of the $35,000,000 Credit Line.

WHEREAS, the Banks are willing to grant the Borrower’s requests, subject to the provisions of this Second Amendment.

NOW, THEREFORE, in consideration of the premises and for other valuable consideration received, it is agreed as follows:

1.	The Second Credit Line in the amount of $75,000,000 is hereby terminated and all provisions relating to such Second Credit Line or the prior Term Loan are hereby deleted from the Credit Agreement.

2.	Harris will, from the effective date of this Second Amendment, no longer be a party to the Credit Agreement. The Borrower, the Agent and the Banks each acknowledges that Harris shall have no further obligations under the Credit Agreement and Harris acknowledges that all amounts owed to it under the Credit Agreement, whether from the Borrower, Wells Fargo or the Agent have been paid in full.

3.	Section 1.13 of the Credit Agreement is hereby revised in its entirety to read as follows:

	1.13	“Credit Percentages” shall mean 100% with respect to Wells Fargo.

4.	Simultaneously with the execution of this Second Amendment, the Borrower shall execute and deliver the following new promissory note (which, for purposes of this Second Amendment only, shall collectively be referred to herein as the “New Note”) to the Agent for the benefit of the Banks:

	A.	Current Note in the face amount of $35,000,000.00 payable to Wells Fargo and substantially in the form of attached Exhibit A. Said note shall replace, but shall not be deemed payment or satisfaction of, the prior Current Notes.

All references in the Credit Agreement to the “Current Notes” shall be deemed to mean the Current Note described in paragraph A of this Section. Exhibits A of this Second Amendment shall replace Exhibit A-1 of the Credit Agreement.

5.	The Borrower hereby represents and warrants to the Banks as follows:

	A.	As of the date of this Second Amendment, the outstanding principal balance of each of the Current Notes is $0.00 and 0.00.

	B.	The Credit Agreement, as amended hereby, and the Current Note constitute valid, legal and binding obligations owed by the Borrower to the Banks, subject to no counterclaim, defense, offset, abatement or recoupment.

	C.	As of the date of this Second Amendment, (i) each of the representations and warranties contained in Sections 5.1, 5.2, 5.3, 5.5, 5.6 and 5.10 of the Credit Agreement is true, and (ii) there exists no Event of Default, nor does there exist any event which, with the giving of notice or the passage of time, or both, could become an Event of Default.

	D.	All authorizations of governmental agencies, bodies or authorities which are necessary to permit the transactions contemplated by this Second Amendment have been obtained and are in full force and effect, and no further approval, consent, order or authorization of, or designation, registration, declaration or filing with, any governmental authority is required in connection with the consummation of the transactions contemplated by this Second Amendment.

	E.	The execution, delivery and performance of this Second Amendment and the New Note by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Borrower’s Articles of Incorporation or By-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

	F.	All financial statements delivered to the Bank by or on behalf of the Borrower, including all schedules and notes pertaining thereto, have been prepared in accordance with Generally Accepted Accounting Principles consistently applied, and fully and fairly present the financial condition of the Borrower at the dates thereof and the results of operations for the periods covered thereby, and there have been no material adverse changes in the financial condition or business of the Borrower from September 30, 2000 to the date hereof.

7.	Upon request by the Banks, the Borrower shall deliver a Corporate Certificate of Authority to the Agent dated as of the date of this Second Amendment, and in form and content acceptable to the Agent.

8.	This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which taken together shall constitute one and the same instrument.

9.	Except as expressly modified by this Second Amendment, the Credit Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Borrower, the Banks and the Agent have executed this Second Amendment as of the date first written above.

COMMUNITY FIRST BANKSHARES, INC	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Agent

By: /s/ Mark A. Anderson	By: /s/ Sidney W. Bennett
Mark A. Anderson, President and Chief Executive Officer	Sidney W. Bennett, Vice President

By: /s/ Thomas R. Anderson
Thomas R. Anderson, Treasurer

HARRIS TRUST AND SAVINGS BANK	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:	By: /s/ Sidney W. Bennett
Sidney W. Bennett, Its: Vice President

Its:

EXHIBIT A

CURRENT NOTE

$35,000,000.00                                                                                                      December 22, 2000

          FOR VALUE RECEIVED, the undersigned, COMMUNITY FIRST BANKSHARES, INC., a Delaware corporation with offices in Fargo, North Dakota, promises to pay on April 30, 2001 to the order of Wells Fargo Bank Minnesota, National Association (the “Bank”) at the Bank’s principal office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America, the principal sum of THIRTY FIVE MILLION AND 00/100 DOLLARS ($35,000,000.00), or so much thereof as is disbursed and remains outstanding hereunder as shown by the Bank’s liability record on the dates payments are due hereunder, together with interest on the unpaid balance hereof from the date hereof until this Note is fully paid at annual rates determined in accordance with the provisions of the Credit Agreement defined below.  Interest on this Note shall be calculated on the basis of actual number of days elapsed (i) in a 365-day year in the case of the Base Rate Borrowings and Federal Funds Borrowings (as defined in the Credit Agreement), and (ii) in a 360-day year in the case of Eurodollar Borrowings (as defined in the Credit Agreement).

          This Note constitutes a Current Note issued pursuant to the provisions of that certain Amended and Restated Credit Agreement of even date herewith (the “Credit Agreement”) made between the undersigned, the Bank, and Wells Fargo Bank Minnesota, National Association (as lender and as agent).  Reference is hereby made to the Credit Agreement for statements of the terms pursuant to which accrued interest on this Note is payable.  Reference is also hereby made to the Credit Agreement for statements of the terms pursuant to which the indebtedness evidenced hereby was created, may be prepaid voluntarily, may be reborrowed and may be accelerated.

          Unless prohibited by law, the undersigned agrees to pay all costs of collection, including reasonable attorneys’ fees and legal expenses, incurred by the holder hereof in the event this Note is not duly paid.  The holder hereof may change any terms of payment of this Note, including extensions of time and renewals, and release any security for, or any party to, this Note, without notifying or releasing any accommodation maker, endorser or guarantor from liability in connection with this Note.  Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned and each endorser or guarantor.  This Note shall be governed by the substantive laws of the State of Minnesota.

COMMUNITY FIRST BANKSHARES, INC.

By:
Mark A. Anderson, President and Chief Executive Officer

By:
Thomas R. Anderson, Treasurer